FOR IMMEDIATE RELEASE

Énergie Holdings, Inc. Announces a Material Contract with Dutchess Opportunity Fund II, LP to purchase up to $5,000,000 of common shares.

DENVER – July 22, 2014 (Marketwired) -- Énergie Holdings, Inc. (“Energie” or the “Company”) (OTCQB: ELED) is pleased to announce its Material Contract with Dutchess Opportunity Fund II, LP to purchase up to $5,000,000 of common shares over 36 months through an equity line of credit contract.

The funds will be used to establish and execute the LED Lighting Fixture company acquisition and growth plan of Energie Holdings Inc.

Douglas H. Leighton, Managing Partner of Dutchess Opportunity Fund stated: “Dutchess is always looking for investment opportunities in high grow industry segments. LED Lighting appears to be one of those segments. We are happy to be engaged with Energie Holdings as they pursue their business plan.”

Harold (Hal) Hansen, the CEO of Energie Holdings stated: “We are proud that an investment partner like Dutchess Opportunity Fund sees the potential of the LED Lighting industry. And, especially in the acquisition and growth strategy we will aggressively pursue.”

ABOUT DUTCHESS OPPORTUNITY FUND II: Dutchess Opportunity Fund II invests in special situations assisting growth-stage and mature companies alike. Since 1996, Dutchess has managed over $2 billion in transactional value for companies which span a wide array of sectors. With offices in Boston, New York, London, Beijing and Sao Paulo, Dutchess invests in global investment opportunities. For further information about Dutchess, please visit www.dutchesscapital.com.

ABOUT ÉNERGIE HOLDINGS, INC.: Énergie Holdings, Inc. is focused on acquiring and growing companies that provide specialized LED lighting solutions to the architecture and interior design markets.  The Company is headquartered in Wheat Ridge, Colorado.

Its first wholly owned subsidiary, Énergie LLC, with facilities in Zeeland, Michigan is currently targeting the multi-billion dollar architectural, specification-grade lighting fixture segment of the North American lighting fixture market with innovative, differentiated LED lighting products.

Énergie Holdings is continuing to identify and acquire other companies that have proven expertise in LED technology.  Targets include:

- Lighting fixture manufacturers that complement the Énergie LLC product offering,

- LED component manufacturers who own solid intellectual property, and

- Internationally recognized consulting firms with experts in the current and future direction of LED technology.

For more information about Énergie Holdings visit http://www.energieholdings.com

For Information email IR@energieholdings.com

Or contact Investor Relations at 888-490-0708

SPECIAL NOTE: THIS PRESS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" MADE IN RELIANCE UPON THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, CONCERNING EXPECTATIONS FOR SALES, STRATEGIC ACQUISITIONS, GROSS MARGINS, EXPENSES, COST SAVINGS, STRATEGIC DIRECTION AND EARNINGS.  ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER INCLUDE, CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY OUR COMPETITORS, CHANGES IN THE ECONOMY AND OTHER EVENTS LEADING TO A REDUCTION IN CONSTRUCTION SPENDING; SEASONALITY; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY'S ABILITY TO IMPLEMENT ANY GROWTH STRATEGIES; RISKS ASSOCIATED WITH THE COMPANY'S ABILITY TO IMPLEMENT AND REALIZE THE ANTICIPATED BENEFITS OF THE  COMPANY'S STRATEGIC INITIATIVES, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.